UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report December 8, 2010
Date of earliest event reported December 8, 2010

Commission file no. 333-133184-12

Neiman Marcus, Inc.
(Exact name of registrant as specified in its charter)

Delaware	20-3509435
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1618 Main Street Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 743-7600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being furnished, not filed, pursuant to Item 2.02. Accordingly, this information will not be incorporated by reference into any registration statement filed by Neiman Marcus, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On December 8, 2010 Neiman Marcus, Inc. issued a press release announcing its results of operations and financial condition for the fiscal first quarter ended October 30, 2010.  A copy of this press release is attached as Exhibit 99.1.

The press release contains information relating to EBITDA. Management has included this information because it believes it more accurately reflects results from core operating activities and is a better base from which to measure the company's future performance.

ITEM 9.01.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d)         Exhibits.

              99.1 Press release dated December 8, 2010 announcing financial results for the fiscal first quarter ended October 30, 2010.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEIMAN MARCUS, INC.

Date:	December 8, 2010	By:	/s/ T. Dale Stapleton

T. Dale Stapleton
Senior Vice President and Chief Accounting Officer
(principal accounting officer of the registrant)